UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

    Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2008

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0350935
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A has 3 pages.

Item 2.05. Costs Associated with Exit or Disposal Activities.

This Amendment No. 1 to the Current Report filed on April 7, 2008 (the “Original Form 8-K”) is filed by Remington Arms Company, Inc. (“Remington”) to provide information not available at the time of filing of the Original Form 8-K.

Remington disclosed in the Original Form 8-K its strategic manufacturing consolidation decision that will result in the closure of its manufacturing facility in Gardner, Massachusetts (the “Consolidation Decision”). At the time of filing of the Original Form 8-K, Remington was unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the costs associated with the Consolidation Decision.

Pursuant to Item 2.05 of Form 8-K, Remington is now filing an amended Form 8-K to provide its determination of such estimates.

(b)           Remington’s current estimate of cash payments for each major type of cost associated with the Consolidation Decision is as follows:

(Dollars in Millions)
Severance and other employee benefits	$1.5
Transfer of equipment, planning and site preparation	1.0
Recruiting and other	0.4

(c) and (d) Remington estimates capital expenditures associated with the Consolidation Decision could be up to $2.5 million.  Remington estimates the total amount of costs to be  incurred in connection with the Consolidation Decision and the total amount that will result in future cash expenditures, based on the estimate of capital expenditures, to be between $2.9 million and $5.4 million, of which $1.2 million has been recorded as a liability in the purchase accounting related to Remington's acquisition of The Marlin Firearms Company.

Forward-Looking Statements

This report includes "forward-looking statements" within the meaning of federal securities laws and they are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements give Remington's current expectations or forecasts of future events. These forward-looking statements include expectations regarding the closure of the Gardner, Massachusetts facility and the anticipated benefits of the closure. Remington cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for Remington's products, Remington's growth opportunities, and other risks detailed from time to time in Remington’s reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Remington assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.

Chief Financial Officer,

Treasurer and Corporate Secretary

(Principal Financial Officer)

May 13, 2008